March 11, 2020

DCM/INNONVA HIGH DIVIDEND INCOME INNOVATION Fund

A series of Centaur Mutual Funds Trust

Supplement to the Summary Prospectus and Statutory Prospectus

each dated March 2, 2020

This supplement to the Summary Prospectus and Statutory Prospectus each dated March 2, 2020 for the DCM/INNOVA High Dividend Income Innovation Fund (the “DCM/INNOVA Fund”), a series of the Centaur Mutual Funds Trust (the “Trust”), updates the information described below. For further information, please contact the DCM/INNOVA Fund toll-free at 1-888-484-5766. You may also obtain additional copies of the DCM/INNOVA Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information, free of charge, by writing to the DCM/INNOVA Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the DCM/INNOVA Fund toll-free at the number above or by visiting the DCM/INNOVA Fund’s website at http://www.dcmmutualfunds.com/.

This supplement is to announce, effective as of the date of this supplement, the change of the DCM/INNOVA Fund’s secondary securities market index benchmark.

Therefore, this supplement updates certain information in the Summary Prospectus and Statutory Prospectus as set forth below.

Changes to the Summary Prospectus and Statutory Prospectus

The following chart replaces, in its entirety, the chart in the section entitled “Annual Total Returns” on page 5 of the Summary Prospectus and the chart in the section entitled “Performance Information” on page 9 of the Statutory Prospectus

Average Annual Total Returns For the Period Ended December 31, 2019	1 Year	5 Years	10 Years
Return before taxes	15.16%	5.83%	8.73%
Return after taxes on distributions	14.68%	3.49%	6.14%
Return after taxes on distributions and sale of shares	9.16%	3.79%	6.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Dow Jones U.S. Select Dividend Total Return Index** (reflects no deduction for fees, expenses, or taxes)	23.11%	9.91%	13.41%
Morningstar Moderately Conservative Target Risk Index** (reflects no deduction for fees, expenses or taxes)	15.25%	5.55%	6.26%

**	In prior prospectuses, the DCM/INNOVA Fund compared its performance against the Morningstar Moderately Conservative Target Risk Index as its secondary benchmark. The Advisor believes the Dow Jones U.S. Select Dividend Total Return Index is a more appropriate and accurate index against which to compare the DCM/INNOVA Fund’s investment strategies and, therefore, the Dow Jones U.S. Select Dividend Total Return Index will replace the Morningstar Moderately Conservative Target Risk Index as the DCM/INNOVA Fund’s secondary benchmark in future comparisons. The Dow Jones U.S. Select Dividend Total Return Index is representative of the performance of dividend-paying stocks in the United States securities markets.

March 11, 2020

Changes to the Statutory Prospectus

The following updates the first paragraph and replaces in its entirety the second paragraph under the section entitled “BENCHMARK DESCRIPTIONS” on pages 54 and 55 of the Statutory Prospectus

Each Fund compares its performance to standardized indices or other measures of investment performance. In particular, the DCM/INNOVA Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets. Additionally, the DCM/INNOVA Fund compares its performance to the Dow Jones U.S. Select Dividend Total Return Index which is representative of the performance of dividend-paying stocks in the United States securities markets.

In previous prospectuses, the DCM/INNOVA Fund’s secondary benchmark index was the Morningstar Moderately Conservative Target Risk Index. The Morningstar Moderately Conservative Target Risk Index is an asset allocation index comprised of constituent Morningstar indexes and reflects global equity market exposure of 40% based on an asset allocation methodology from Ibbotson Associates, a Morningstar Company. It is expected that the Dow Jones U.S. Select Dividend Total Return Index will replace the Morningstar Moderately Conservative Target Risk Index as the DCM/INNOVA Fund’s secondary benchmark in future comparisons.

Investors Should Retain this Supplement for Future Reference